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                                                                    EXHIBIT 23.7
                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the inclusion as an exhibit to the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated October 5, 1993, relating to the financial statements of Digital Electronic Automation, a division of Elsag Bailey, Inc., for the year ended December 31, 1992.

PRICE WATERHOUSE
Toledo, Ohio
June 10, 1994